UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2013

Date of reporting period: March 14, 2013

Kavilco Incorporated Newsletter

March 2013

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are Direct Deposit and In Memory of Original Shareholder Valborg Braz 1937-2013.

Dividend Declaration
I am pleased to announce that on March 1, 2013, the Board of Directors declared a cash dividend of $19.10 per share. This dividend was paid to shareholders of record as of March 4, 2013. The dividend was payable on March 13, 2013. This dividend reflects undistributed earnings from 2012.

Your dividend check is enclosed with this newsletter unless you have direct deposit.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $1,910.00. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,146.00. Therefore, you receive an additional $764.00 because Kavilco does not have to pay federal income tax.

New Shareholder Website Launched
www.kavilco.com
The new shareholder website has been launched. It's easier to navigate, and has been expanded to include many new items from Kavilco's historical archives.

who we are:
In this section on the website you can find out more about us, Kavilco, and the history of how we were formed. You will also find information on the watchman, the ceremonial carving used at the annual meeting as well as at all of the regular meetings of the Board. Historical information about Kavilco's relationship with Rayonier (pulp and paper) is also here.

officers & directors:
In this section on the website you can see who your current board members are and find a brief narrative on each person. You can also find out when the regular board meetings are held.

shareholders:
A link to the Kavilco Bylaws are located on this page. In this section on the website shareholders can also find out more about the annual meeting of shareholders. Forms are easily found in this section too by clicking “forms and procedures”. A listing of forms that you can click and print are available at your fingertips; some of these forms include the name change form, direct deposit form, address change form, majority age status form, IRS withholding form (voluntary) and various estate transfer forms. The SEC compliance information is also found in this area of the website including a direct link to the SEC website and Kavilco's filings with them. PDF publications published by Kavilco are also available in this section including Kavilco shareholder newsletters and Kavilco annual reports.

After reading about "sharing our culture" with Louis and Annette Thompson on the shareholder photo galleries page you can click on a year and find yourself linked to the photo website Picasa where hundreds of photos from the Kavilco Archives are located for viewing.

In memory of our original shareholders is also located in the shareholders section and is where you can go to see the list of the shareholders who first had the wisdom to start Kavilco Incorporated.

Several frequently asked questions (FAQ's)are also located in the shareholders section. If your question is not answered here, please feel free to click "contact us" at the bottom of the page and send an e-mail to the Corporate Secretary.

our heritage:
In this section you can read about our heritage and be linked to the Kasaan Haida Heritage Foundation's website.

You can read about Chief Ska'waal and Chief Son-i-Hat and view, read and hear the extensive historical collections of Kavilco that include photos dating back to 1860 and new audio files from Louis A. Thompson as he reviews some of the pictures in Kavilco's archives. You will also find information on the na'ay i' waans/ whale house.

contact us:
Click on this section to find our contact information and contact us with any questions or comments you have.

Portfolio
Kavilco has always operated as an income fund. In 2008, we started purchasing corporate bonds that had +5.5% yields on the long end of the yield curve (six to ten year maturities.) In order to invigorate the economy, the Federal Reserve has reduced short-term interest rates to historical lows. Concurrently, the long-term rates have also drifted down to a point where it is no longer viable to invest in corporate bonds.

In order to offset the loss in yields as corporate bonds mature or are redeemed by the issuing corporation, in 2009 the Board of Directors changed the company’s investment strategy. The current investment strategy is to use a mix of publicly traded securities, including master limited partnerships, real-estate investment trusts, and high-dividend stocks to offset the loss of interest income from corporate bonds.

I would like to point out that there aren’t many stocks that have high yields so we are seeing gradual erosion in investment income. In an attempt to offset the decline in investment income, at the January Board meeting, an equity strategy was approved where one million dollars was allocated for the sixth and tenth highest yielding Dow Jones stock. They are: Du Pont, Hewlett-Packard, General Electric, McDonald’s, and Johnson & Johnson. These stocks will provide yield and will be sold toward year end, hopefully, to recognize capital gains.

There is concern that interest rates are going to rise significantly in the next few years and create one of the largest bear markets in bonds in a long time. As previously discussed, the interest rates are at historic lows and that is not sustainable. Any uptick in interest rates will have a major negative impact on the portfolio value and earnings.

In Kasaan
Welcome to Kasaan This beautiful sign carved by Sgwaayaans Young, and commissioned by the Organized Village of Kasaan was mounted in Kasaan January 23rd, 2013. You can find the sign near the OVK DOT shop as you drive into Kasaan.

Update on the Naay ‘Iwaans/Whale House. The Kasaan Haida Heritage Foundation presented a check to the Organized Village of Kasaan in the amount of $25,000 for the renovation of the Naay ‘Iwaans/Whale House.

Cruise Ships in Kasaan Alaskan Dream Cruises will be stopping in Kasaan again with scheduled dates so far on May 20th and 23rd;, June 5th, 8th and 25th, July 7, 10, 23, 25 & 26 and August 10, 13, 26 and 30. For more information you can visit their website at www.alaskandreamcruises.com.

Important Reminders About Distributions

Shareholders are strongly encouraged to keep Kavilco informed of their most recent contact information in order to assure prompt payment of dividend distributions.

Payments to a shareholder may be delayed for any one of the following reasons:

A Change of Address was not submitted prior to record date. Only a shareholder can change his or her address. Kavilco cannot accept address changes by friends or relatives of the shareholder. Change of address forms are available on our website or by calling our toll free number and requesting a form.

A Change of Name has not been submitted for Kavilco’s shareholder records. If a shareholder’s name has changed due to marriage, divorce, adoption, etc., he or she must complete an affidavit of name change form. Name change forms are available on our website or by calling our toll free number and requesting a form be sent to you. It must be signed in the presence of a Notary Public and returned to Kavilco with a copy of the marriage certificate, adoption or divorce decree stating that the shareholder’s name has been legally changed.

If the Direct Deposit form contains inaccurate information. Direct deposit authorizations must be received no later than three (3) weeks before a disbursement.

Please keep your shareholder information current. Contact Kavilco with any changes or questions at our toll free number 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO